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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
               -------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                   -----------------------------------------

Date of Report (Date of earliest event reported):

February 3, 2000

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                              Digex, Incorporated
             (Exact name of registrant as specified in its charter)


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               Delaware                                  59-3582217
               --------                          -------------------------
  (State or other jurisdiction of                     (I.R.S. Employer
   incorporation or organization)                  Identification Number)

                                    0-26873
                                    -------
                            (Commission File Number)


                                One Digex Plaza
                              Beltsville, MD 20705
                    (Address of principal executive offices)

                                 (240) 264-2000
                               (Telephone Number)





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ITEM 5.  Other Events

     On February 3, 2000, Digex, Incorporated (the "Company"), filed the attached press release.

ITEM 7.  Financial Statements and Exhibits

     Exhibit 99 Press Release, dated February 3, 2000.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 3, 2000


                                          DIGEX, INCORPORATED
                                              (Registrant)

                                          /s/ Timothy M. Adams
                                          -------------------------------------
                                              Timothy M. Adams
                                              Chief Financial Officer





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                                 EXHIBIT INDEX

Exhibit
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No.                                 Description                            Page

   99       Press release dated February 3, 2000